UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

QUALCOMM INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

QUALCOMM, INCORPORATED

Meeting Information

Meeting Type:	Annual

For holders as of:	January 4, 2010

Date:	March 2, 2010

Time:	9:30 am local time

Location:	Irwin M. Jacobs Qualcomm Hall
5775 Morehouse Drive
San Diego, CA 92121
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/qualcomm10 or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
How to View Materials Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com/qualcomm10.
How to Request and Receive a PAPER or E-MAIL Copy of Materials:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com/qualcomm10
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 24, 2010 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com/qualcomm10. Have the 12 Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.	To elect twelve directors to hold office until the next annual stockholders’ meeting or until their respective successors have been elected or appointed. Director nominees are:

	Name:

	01)	Barbara T. Alexander	07)	Paul E. Jacobs
	02)	Stephen M. Bennett	08)	Robert E. Kahn
	03)	Donald G. Cruickshank	09)	Sherry Lansing
	04)	Raymond V. Dittamore	10)	Duane A. Nelles
	05)	Thomas W. Horton	11)	Brent Scowcroft
	06)	Irwin Mark Jacobs	12)	Marc I. Stern
The Board of Directors recommends you vote FOR the following proposals:
2.	To approve an amendment to the 2006 Long-Term Incentive Plan to increase the share reserve by 13,000,000 shares.
3.	To ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 26, 2010.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.